Barclays Energy-Power Conference September 9, 2021 8-K’ed on September 9, 2021 Fort Benton, MT

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information O’Dell Creek - Madison River Valley - Montana Boulder River in Montana

NorthWestern Energy Value Proposition 3 A pure electric and natural gas utility serving as stewards of critical energy infrastructure that provides essential services to a broad service territory spanning across Montana, South Dakota, Nebraska and Yellowstone National Park. A Strong Financial Foundation and Investment for the Long Term • Over 100 years of operating history • History of strong earnings growth • 3.7% Non-GAAP EPS CAGR from 2011-2020 • Targeted 3%-6% long-term EPS growth rate • History of annual dividend increases • Growing from $1.00 per share in 2005 to $2.48 in 2021 (annualized) • Competitive current dividend yield of 3.9% • Growing capital investment program • $400+ million annual investment and approximately 2.4x depreciation in 2021 • Significant generation capacity deficit with opportunity for investment • Diverse energy supply portfolio - already 65% carbon-free (MWh’s delivered) • Award winning and best practices corporate governance • Stable and flexible investment grade balance sheet • Ample liquidity (>$100 Millions) to weather uncertainty • History of stable customer growth, in excess of national average • Customer bills well below national average • Highest ever customer satisfaction scores

4

NWE - An Investment for the Long Term



Black Eagle dam

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~65% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow

- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2021
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Target 3%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services Governance, Risk and Compliance Leadership Awards 2015 Winner

2015 Utility Customer Champion Residential — Cogent Reports

20% Women on Boards 3+ 2020

Corporate Governance Awards 2019 Corporate Secretary Winner

Moody's Investors Service

5th Best Governance Score

About NorthWestern 5 Montana Operations Electric 384,700 customers 24,877 miles – transmission & distribution lines 871 MW maximum capacity owned power generation Natural Gas 203,700 customers 7,057 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 43.1 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,700 customers 813 miles of distribution pipeline Data as of 12/31/2020 South Dakota Operations Electric 63,900 customers 3,622 miles – transmission & distribution lines 411 MW nameplate owned power generation Natural Gas 48,000 customers 1,766 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 6 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Over $4.0 billion of rate base investment to serve our customers Data as reported in our 2020 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (1) (1) (1)

7 Highly Carbon-Free Supply Portfolio Based upon 2020 MWH’s of owned and long-term contracted resources. Approximately 65% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). MT SD NWE

Strong Utility Foundation 8  Solid and improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average  Solid electric system reliability  Low gas leaks per mile – just outside 1st quartile

Solid Economic Indicators 9 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2018/2019 EEI Statistical Yearbook – Table 7.1 and EIA.gov Black Eagle Power House

A History of Growth 10 2011-2020 CAGR’s: GAAP EPS: 2.1% - Non-GAAP EPS: 3.7% - Dividend: 5.8% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Track Record of Delivering Results 11 Return on Equity on Non- GAAP Earnings within 8.3% - 10.5% band over the last 10 years with average of 9.4%. Total Shareholder Return is in line or better than our 12 peer average for the 1 & 3 year periods but lags in the 5 & 10 year periods, due in part to regulatory concerns in Montana during this period. See appendix for “Non-GAAP Financial Measures” * Peer Group: ALE, AVA, BKH, IDA, MGEE, NWN, OGE, OGS, OTTR, PNM, POR & SR

Investment for Our Customers’ Benefit 12 Over the past decade we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2011-2020 CAGRs Estimated Rate Base: 8.9% GAAP Diluted EPS: 2.1% 2008-2020 CAGRs NWE typical electric bill: 1.9% NWE typical natural gas bill: (5.7%) 2008-2020 CAGRs US average electric bill: 1.3%* US average natural gas bill: (2.5%)**

Net Operating Losses & Effective Tax Rate 13 Cash Taxes: We anticipate NOLs to be available into 2021 with production tax and other credits to largely offset federal cash tax obligations into 2023. Effective Tax Rate: We anticipate the effective tax rate (ETR) for 2021 to be approximately (2.5%) to 2.5% of pre-tax income. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2023.

Balance Sheet Strength and Liquidity 14 Investment grade credit ratings (placed on negative outlook by Moody’s on March 12, 2021), liquidity in excess of $100 million target, debt to cap within our targeted 50%-55% range and no long-term debt maturities until 2023. *Liquidity target temporarily increased to $200 million due to uncertain economic conditions brought about by COVID-19.

Earnings Growth 15 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $2.60 - $2.75 $3.30-$3.45 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. Non-GAAP Adjusted EPS Growth Averaged 4.3% from 2013 - 2020 NorthWestern affirms its previously revised 2021 earnings guidance range of $3.43 to $3.58 per diluted share based upon, but not limited to, the following major assumptions and expectations: • COVID-19 related reduction in our commercial and industrial sales volumes, offset in part by an increase in usage by residential customers through the remainder of 2021; • A final order from the MPSC authorizing a delay in the implementation of the Fixed Cost Recovery Mechanism Pilot for another year due to continued COVID-19 related load shifting; • Normal weather for the remainder of the year in our electric and natural gas service territories; • A consolidated income tax rate of approximately (2.5%) to +2.5% of pre-tax income; and • Diluted shares outstanding of approximately 51.8 million to 52.0 million (previously 51.5 million to 51.8 million). Continued investment in our system to serve our customers and communities is expected to provide annualized 4% - 5% growth in rate base and a targeted long-term earnings per share growth rate of 3% - 6%. Maintaining our 60% - 70% targeted dividend payout ratio, we anticipate the dividend growth rate to be in line with the EPS growth rate going forward.

Maintaining Capital Investment Forecast 16 • $2.1 billion of total capital investment over the five year period. We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances. • During the second quarter of 2021 we initiated a $200 million At-the-Market (ATM) offering. We expect to issue the remainder of the $200 million in 2021 to support our current capital program and maintain and protect our credit ratings. • Capital investment in response to our Montana electric supply resource planning would be incremental to these amounts. • Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions and other factors. Based on the results of the competitive solicitation process in South Dakota, approximately $100 million of incremental investment for SD generation is included in the projections above (2021-2023). This level of capital investment is anticipated to result in annualized rate base growth of 4%-5%. The projections do not include the investment necessary to construct the Laurel Generating Station. If approved by the MPSC, this project is expected to add approximately $250 million (excluding AFUDC) spread primarily over 2022 and 2023.

Looking Forward (Regulatory) 17 • We do not expect to make general rate case filings in any of our regulatory jurisdictions during 2021. We have made several other regulatory filings, primarily in our Montana jurisdiction, including: • An April 15, 2021 filing requesting to delay the implementation of our fixed cost recovery mechanism pilot in our Montana jurisdiction for another year until July 2022 or beyond, due to the continued uncertainties created by the COVID-19 pandemic. On June 29, 2021, the MPSC granted a delay until July 2022 (written order is pending); • An April 21, 2021 filing requesting approval to increase the forecasted costs used to develop rates for the recover of electric power costs through our Power Cost and Credit Adjustment Mechanism (PCCAM) by approximately $17 million. On June 29, 2021, the MPSC approved implementing interim rates reflecting the $17 million increase, subject to refund (written order is pending); and • A May 19, 2021 filing requesting approval to acquire electric capacity resources identified through our January 2020 RFP. See the “Generation Portfolio Update” slide that follows. • In November 2020 we reached a settlement on proposed revisions to our FERC transmission rates with intervenors establishing formula rates. A motion was granted on November 25, 2020 to implement and began charging settlement rates in December 2020. In March 2021, we submitted a compliance filing with the MPSC adjusting the FERC credit in our retail rates. The MPSC approved the updated revenue credit in May 2021. *As of June 30, 2021 we had cumulative deferred revenue for refund of approximately $6.1 million.

18

Generation Portfolio Update

Montana

- A May 19, 2021 filing requesting approval to acquire electric capacity resources identified through our January 2020 RFP, including:
  - Laurel Generation Station - **Construction of 175 MW of flexible reciprocating internal combustion engines (RICE) near Laurel, MT, which we will own**. If we receive MPSC approval to build, the cost to construct this plant is expected to be approximately $250 million (excluding AFUDC) with **commercial operation in late 2023 / early 2024**;
  - Powerex Transaction – a 5-year **power purchase agreement** for 100 MW of capacity and energy products originating predominately from hydroelectric resources; and
  - esVolta Energy Storage Contract – A 20-year agreement to fill the 5-hour duration tier identified in the January 2020 RFP. This 50 MW facility is to be located near Billings, MT and is expected to be online by October 1, 2023.


60 MW of flexible capacity addition in Huron, SD

On July 26, 2021, the MPSC concluded that the application met the minimum filing requirements and is adequate. This triggers the requirement that the MPSC issue an order within 270 days of receipt of an adequate application. The MPSC can grant itself an additional 90 days if it determines that extraordinary circumstances require it. Assuming approval of the Laurel Generating Station project, the capital investment would be incremental to our current capital and financing projections.

South Dakota

- Construction continues for a **60MW RICE project** in Huron, SD **to be online in late 2021** with total construction costs of approximately $80 million (~$40 million invested in 2020).
- An **additional 30-40 MW of flexible generation** in Aberdeen, SD is in the planning stages and expected to be **online in 2023** with a cost of approximately $60 million.

NorthWestern Energy
Delivering a Bright Future

Transmission System Update 19 Electric Transmission: • In June 2021, we joined the Western Energy Imbalance Market (WEIM). This real-time, within-hour energy market will provide the company’s Montana customers with economically efficient energy to resolve imbalances and variations in load and generation on our Montana system. • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on-system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence. WEIM active & Pending Participants

20

Distribution Grid Update

Accomplishments

- Emergency Management System (EMS)
- Mobile Work Force Management (MWM)
- Advanced Distribution Management System (ADMS)
- SD/NE Advanced Meters Infrastructure (AMI)
- Distribution Operations Center (DOC)
- Smart Switch Program
- Electric Segment I.D.
- Missoula Educational Solar Pilot Project
- Community Solar Pilots Projects in Bozeman, Helena, Missoula and Yellowstone Nat. Park
- Smart Grid Demonstration Project

5 Year Projects

System Efficiencies

- ADMS Enhancements
- Fault Location, Isolation and Service Restoration (FLISR) Implementation
- Distribution Energy Resource (DER) Integration

Operational Efficiencies

- DOC Transitions to Control
- Montana AMI

Customer Experiences

- Customer Portals
- Smart Apps

Actionable Data

- Key Performance Indicators
- Predictive Analytics
- Enterprise Connectivity

Grid of the Future

New Technology

- EV Charging
- Micro Management System (MGMS)
- Advanced DER Integration

Customer Experiences

- Advanced Apps & Controls
- Predictive Analytics (i.e. Customer Bills)
- Home Area Network
- Customized Solutions

Data Sharing

- Multitenant Solutions
- Transactive Controls



Customer Services
Generation & Transmission Services
Distribution Services
Time-of-use Bill Management
Energy Arbitrage
Frequency Regulation
Maximizing PV Assets
Energy Efficiency
Spin / Non-Spin Reserves
Demand Charge Reduction
AMI
ADMS
EMS
Voltage Support
Customer Analytics
Black Start
Backup Power
Reliability
Transmission Deferral
Distribution Deferral
Maximize Existing Resources
Transmission Congestion Relief

VISION:
Turning risks into opportunities by evolving the business and adding new value systems.

February Cold Weather Event 21 • In February 2021, a prolonged cold spell resulted in record winter peak demand for electricity and natural gas. In our SD & NE service territories, natural gas costs for the month of February 2021 exceeded the total cost for all of 2020. • We recorded a regulatory asset of approximately $26 million for natural gas supply we incurred in Nebraska. Considering customer impacts, we proposed recovery of our costs over a two-year period. The Nebraska Public Service Commission issued an order allowing recovery over a two-year period, effective June 1, 2021 • We recorded approximate $17.8 million as a regulatory asset for supply costs incurred in our SD jurisdiction for natural gas supply costs in February. The South Dakota Public Utilities Commission (SDPUC) issued an order allowing recovery over a one-year period, effective March 1, 2021. • In Montana, while the impact was still significant, the degree of price excursion was not as significant due to availability of Canadian gas (AECO) from the north. Our combination electric and gas system performed exceptionally well. However, energy imports during this period were critical to maintain services in Montana. • Each year we submit filings for recovery of purchased power, natural gas and property tax costs. The respective state commissions review these tracker filings and make cost recovery determinations based on prudency.

February Cold Weather Event (Montana) (Megawatts) (Megawatt Hours) The chart illustrates the actual contribution of energy, by resource, during February’s multi-day cold weather event, the capacity deficit, and the market price of power. (Thermal includes all thermal resources – 222 MW Colstrip Unit 4, mandatory-purchase Qualifying Facilities, and natural gas.) Hydro (484MW) Coal and Natural Gas (511MW) Solar (17MW) Wind (455MW) Resource Adequacy Requirement Accredited Capacity of current portfolio NWE Load Purchase Price Portfolio Resource Portfolio Resource Production 22

-900 -800 -700 -600 -500 -400 -300 -200 -100 0 2 /1 0 /2 1 0 :0 0 2 /1 0 /2 1 3 :0 0 2 /1 0 /2 1 6 :0 0 2 /1 0 /2 1 9 :0 0 2 /1 0 /2 1 1 2: 0 0 2 /1 0 /2 1 1 5: 0 0 2 /1 0 /2 1 1 8: 0 0 2 /1 0 /2 1 2 1: 0 0 2 /1 1 /2 1 0 :0 0 2 /1 1 /2 1 3 :0 0 2 /1 1 /2 1 6 :0 0 2 /1 1 /2 1 9 :0 0 2 /1 1 /2 1 1 2: 0 0 2 /1 1 /2 1 1 5: 0 0 2 /1 1 /2 1 1 8: 0 0 2 /1 1 /2 1 2 1: 0 0 2 /1 2 /2 1 0 :0 0 2 /1 2 /2 1 3 :0 0 2 /1 2 /2 1 6 :0 0 2 /1 2 /2 1 9 :0 0 2 /1 2 /2 1 1 2: 0 0 2 /1 2 /2 1 1 5: 0 0 2 /1 2 /2 1 1 8: 0 0 2 /1 2 /2 1 2 1: 0 0 2 /1 3 /2 1 0 :0 0 2 /1 3 /2 1 3 :0 0 2 /1 3 /2 1 6 :0 0 2 /1 3 /2 1 9 :0 0 2 /1 3 /2 1 1 2: 0 0 2 /1 3 /2 1 1 5: 0 0 2 /1 3 /2 1 1 8: 0 0 2 /1 3 /2 1 2 1: 0 0 2 /1 4 /2 1 0 :0 0 2 /1 4 /2 1 3 :0 0 2 /1 4 /2 1 6 :0 0 2 /1 4 /2 1 9 :0 0 2 /1 4 /2 1 1 2: 0 0 2 /1 4 /2 1 1 5: 0 0 2 /1 4 /2 1 1 8: 0 0 2 /1 4 /2 1 2 1: 0 0 2 /1 5 /2 1 0 :0 0 2 /1 5 /2 1 3 :0 0 2 /1 5 /2 1 6 :0 0 2 /1 5 /2 1 9 :0 0 2 /1 5 /2 1 1 2: 0 0 2 /1 5 /2 1 1 5: 0 0 2 /1 5 /2 1 1 8: 0 0 2 /1 5 /2 1 2 1: 0 0 M e g a W a tt s ( M W ) Date & Time 850 MW Net Import NorthWestern consistently imports significant volumes of power to serve Montana customers during peak usage periods. Large Electricity Imports Were Critical (Montana) • Regional events helped avoid outages • Colder weather shifted to the east • Outages in Oregon meant more power was available to purchase • Market prices spiked as the event went on • Transmission system for imports significantly constrained Net Electricity Imports into Montana – Feb. 10-15, 2021 (“-” Represents Energy Import) 23

ESG Advances 24 www.northwesternenergy.com/our-company/investor-relations www.northwesternenergy.com/our-company/investor-relations/ESG-Sustainability NorthWestern recently launched a new website with increased focus on communicating our stewardship and ESG efforts including: • SASB Framework Report (new) • TCFD Framework Report (new) • AGA ESG Methane reporting template (new) • EEI ESG Carbon reporting template (updated) • Key Sustainability Statistics Report (updated and expanded) • Comprehensive disclosure of operational and financial ESG statistics covering years 2016-2020.

25

ESG Publications

Environmental


2019
ENVIRONMENTAL
REPORT

Environmental Report

http://www.northwesternenergy.com/environment/our-environment

Social


BRIGHT
Community CONNECTION
CODE OF CONDUCT
— AND ETHICS —
2020
COMMUNITY
REPORT

BRIGHT magazine

https://www.northwesternenergy.com/docs/default-source/brightmagazine/bright_magazine_vol1_community_final.pdf

Code of Conduct

http://www.northwesternenergy.com/docs/default-source/documents/corporategovernance/code-of-conduct.pdf

Community Works Report

http://www.northwesternenergy.com/community-works/community-works

Governance


2020
ANNUAL
REPORT
2021
PROXY
STATEMENT

Annual Report

http://www.northwesternenergy.com/our-company/investor-relations/annual-reports

Proxy Statement

http://www.northwesternenergy.com/our-company/investor-relations/proxy-materials

These six publications provide valuable insight in NorthWestern Energy's Environmental, Social and Governance (ESG) Sustainability practices.

NorthWestern Energy
Delivering a Bright Future

26

ESG - Environmental

2020 Electric Generation Portfolio - Total NWE



65%
Carbon-Free
NWE
Montana & South Dakota combined
Wind Contracted 23.0%
Wind Owned 6.6%
Contracted CELP & YELP 9.7%
Natural Gas Contracted 0.8%
Natural Gas / Other Owned 2.7%
Coal Owned 21.9%
Hydro Owned 33.5%
Hydro Contracted 1.5%
Solar Contracted <1%

Based upon 2020 MWH's of owned and long-term contracted resources.

65% of NorthWestern Energy's 2020 Electric Generation Portfolio Delivered was Carbon-Free
(based on megawatt hours)



Mystic Dam



Beethoven Wind Farm

2020 Carbon-Free Owned & Long Term Contracted Nameplate Generation Resources

(As a Percentage of Total Nameplate MW Capacity)



70%
60%
50%
40%
30%
20%
10%
0%
Geothermal / Other
Pumped Storage
Solar
Wind
Hydroelectric
Nuclear
31%
33%
65%
57%
United States
NorthWestern (South Dakota)
NorthWestern (Montana)
NorthWestern (Total Company)

57% Carbon Free Nameplate Portfolio
vs
31% National Average in 2020
(based nameplate megawatts via U.S. Energy Information Administration – form EIA-860)

ESG - Social 27 Community EmployeesCustomers $2.3 Billion Economic Output in 2020 ($2.013B in Montana & $249M in SD/NE) Over $5 million Donations, Sponsorships, Economic Development, Scholarship Funding, Public Recreation Support, Safety Awareness and Volunteer Program Grants in 2020 411 Number of nonprofits that received grants through Employee Volunteer Program $9.4 Million Low-Income Energy Assistance in 2020 Safety Culture Transformation Typical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Diverse Employment Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

28

ESG - Governance

5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody's Investment Services on Best Governance Practices

Corporate Governance

What We Do:

- Annual election of all directors.
- Majority vote plus resignation standard in uncontested elections. If a director receives more "WITHHOLD AUTHORITY" votes than "FOR" votes, the director must submit a resignation for the Board to consider.
- Allow shareholders owning 25 percent of our shares to call a special meeting.
- Independent Board of Directors, except our CEO.
- Independent Board Chair.
- Each of our Board committees (audit, compensation, and governance) is made up solely of independent directors.
- Committee authority to retain independent advisors, which will be paid for by the company.
- Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters.
- Robust stock ownership guidelines for executive officers and directors.

What We Don't Do:

- Poison pill or a shareholder rights plan.
- Hedging of company securities.
- Corporate political contributions.
- Supermajority voting, except to approve certain business combinations or mergers.

Diverse Leadership

Board of Directors | Executive Team



Age Diversity
70+ 1
40-49 2
50-59 2
60-69 5
Tenure Diversity
10+ yrs 4
<2 yrs 2
3-9 yrs 4
Gender Diversity
Female 4
Male 6
Ethnic Diversity
African-American 1
Middle Eastern 1
White 8
Age Diversity
60-69 3
40-49 2
50-59 4
Tenure Diversity
10+ yrs 4
<5 yrs 1
5-9 yrs 4
On exec team
Gender Diversity
Female 4
Male 5
Ethnic Diversity
White 8

Other Recent Governance Recognition

20 / 20 – Women on Boards

Recognized for gender diversity on its board of directors by 2020 Women on Boards. Three of the company's eight directors are female.

Corporate Governance Award Winner

NorthWestern Corporation's proxy statement has won governance awards – *Best Proxy Statement (Small to Mid-Cap)* by Corporation Secretary magazine (2014 & 2019) and *Exemplary Compensation Discussion and Analysis* from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our '12, '13, '16, '17 & '18 statements

CEO Pay Ratio

To Average Employee Salary

NWE

25:1

All Utilities Average

58:1

Peer Group Average

37:1

Our Carbon Reduction Vision for NorthWestern Energy in Montana 29 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * As compared with our 2010 carbon intensity as a baseline Already over 60% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 60% carbon free and more than two times better than the total U.S electric power industry (28% carbon free – 2018 metric). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

Conclusion 30 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

31

NWE Capacity as compared to Regional Peers 32 NWE’s capacity deficit exposes our customers to greater market exposure (price and availability) than any of our regional peers. Appendix

Significant Capacity Deficit in Montana 33Appendix NorthWestern Energy’s current resources provide about 755 MW of peaking capacity, which is the energy available during periods of our customers’ highest demand. An additional 645 MW of peaking capacity must currently be purchased from the market to meet our needs. Without new capacity, the market exposure will increase to about 725 MW by 2025 (including reserve margins). This need assumes continued development of cost effective demand side management (conservation) and small distributed generators (net-metering). Meeting peak load with market purchases means being exposed to the market at the worst possible time – when the market is most volatile and prices are high.

Appendix 34

Accredited Capacity Contribution in Montana


NorthWestern Energy Montana - Accredited Capacity Contribution of Resources
(2020 Resource Mix of Owned and Long-Term Contracted Resources)
Total Nameplate Capacity (MW): 1,467
Total Accredited Capacity Contribution (MW): 835
2020 Peak Load (MW): 1,200
MegaWatts (MW)
600
500
400
300
200
100
0
98% Capacity Contribution
202
197
Natural Gas
97% Capacity Contribution
87
84
Thermal - Long-Term Contracted
92% Capacity Contribution
222
204
Coal - Owned
60% Capacity Contribution
484
290
Hydro
13% Capacity Contribution
455
59
Wind
5% Capacity Contribution
17
1
Solar
Nameplate Capacity (MW)
Accredited Capacity Contribution (MW)

Accredited Capacity Contribution is the ability of each resource fuel-type to contribute to meet demand during peak energy usage by customers.

Accredited Capacity Contribution or Peak Load Contribution is based on Effective Load Carrying Capability (ELCC) E3 Study on Peak Load Measurement included in NorthWestern Energy's 2020 Supplement to the 2019 Montana Electric Supply Resource Procurement Plan.

Note: 2020 Nameplate Capacity MW's include resources that are on-line or in service as of 12/31/2020. Thermal long-term contracted resources of Yellowstone Energy Limited Partnership (YELP) and Colstrip Energy Limited Partnership (CELP) are listed at their contracted capacity rather than nameplate capacity.

On a megawatt basis, wind generation comprises a very significant portion of our electric generation portfolio. However, based upon its 13% accredited capacity, it provides a much less significant contribution to our overall capacity deficit.

Significant Capacity Retirements in the Pacific NW 35 Planned retirements in the Pacific Northwest region exceed 3,600 MW and the Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk for NorthWestern’s customers because of the reduced energy supply availability. Appendix Retired ahead of schedule (Jan ‘20)

Existing Colstrip Ownership Colstrip Power Plant Colstrip Transmission System System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% NorthWestern Energy 36.4% 24.3% PacifiCorp 6.8% 8.1% Portland General 13.6% 16.2% Puget Sound Energy 33.0% 39.3% Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 111.0 111.0 NorthWestern Energy - - - 222.0 PacifiCorp - - 74.0 74.0 Portland General - - 148.0 148.0 Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0 36Appendix

Timeline of Montana Generation Portfolio 37 Since 2011, we have added over 775 MW of generation, both owned and long- term contract, to our generation portfolio, all of which is from carbon-free resources. Appendix Owned and Long-Term Resource Portfolio Timeline

Comparison of Installed Capacity 38 California is dealing with significant capacity issues DESPITE having a greater amount of dispachable generation and fewer renewables than NorthWestern Energy in Montana (as a percentage of the total). Appendix

Summary Financial Results 39 (1) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (Six Months Ended June 30) Appendix

$2.3 Property taxes recovered in revenue, offset in property tax expense 1.6 Production tax credits reducing revenue, offset in income tax benefit 0.2 Gas production taxes recovered in revenue, offset in property and other taxes $4.1 Change in Gross Margin Offset Within Net Income $34.2 Increase in Gross Margin 40 Gross Margin (Six Months Ended June 30) (dollars in millions) Six Months Ended June 30, 2021 2020 Variance(1) Electric $ 382.1 $ 350.4 $ 31.7 9.0% Natural Gas 104.4 101.9 2.5 2.5% Total Gross Margin $ 486.5 $ 452.3 $ 34.2 7.6% Increase in gross margin due to the following factors: $11.2 Electric transmission 9.7 Electric retail volumes 6.1 Electric QF liability adjustment 2.3 Natural gas retail volumes (2.2) Montana electric supply cost recovery (0.7) Montana natural gas production rates 3.7 Other $30.1 Change in Gross Margin Impacting Net Income (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. 40Appendix

Weather 41 (Six Months Ended June 30) We estimate favorable weather through the first 6 months of 2021 has contributed approximately $0.7M pretax benefit as compared to normal and $4.2M pretax benefit as compared to the same period in 2020. Appendix

Operating Expenses 42 (Six Months Ended June 30) (dollars in millions) Six Months Ended June 30, 2021 2020 Variance Operating, general & admin. $ 158.0 $ 150.7 $ 7.3 4.8% Property and other taxes 94.8 91.5 3.3 3.6% Depreciation and depletion 93.8 90.0 3.8 4.2% Operating Expenses $ 346.6 $ 332.2 $ 14.4 4.3% Increase in Operating, general & admin expense due to the following factors: $1.7 Generation maintenance 1.4 Employee benefits 0.6 Technology implementation and maintenance (4.4) Uncollectible accounts (0.4) Travel and training 0.7 Other ($0.4) Change in OG&A Items Impacting Net Income $5.3 Non-employee directors deferred compensation 2.4 Pension and other postretirement benefits $7.7 Change in OG&A Items Offset Within Net Income $7.3 Increase in Operating, General & Administrative Expenses $3.3 million increase in property and other taxes due primarily an increase in Montana state and local taxes. $3.8 million increase in depreciation expense primarily due to plant additions Appendix

Operating to Net Income 43 (Six Months Ended June 30) $1.3 million decrease in interest expense, was a result of higher capitalization of AFUDC, partly offset by higher borrowings. $10.4 million increase in other income was due to a $7.7 million related to items offset in operating, general, and administrative expense with no impact to net income and higher capitalization of AFUDC. Items offset in operating, general and administrative expense includes a $5.3 million increase in the value of deferred shares held in trust for non- employee directors deferred compensation and a decrease in other pension expense of $2.4 million. $3.9 million increase in income tax expense was largely due to higher pre-tax income as compared to 2020, partly offset by higher flow-through repairs deductions and production tax credits, both which lower our tax expense. We expect our 2021 effective tax rate to range between (2.5%) and 2.5%. (dollars in millions) Six Months Ended June 30, 2021 2020 Variance Operating Income $ 140.0 $ 120.1 $ 19.9 16.6% Interest Expense (47.0) (48.6) 1.6 3.3% Other Income / (Expense) 8.6 (1.8) 10.4 577.8% Income Before Taxes 101.7 69.7 32.0 45.9% Income Tax (Expense) / Benefit (1.4) 2.5 (3.9) (156.0% Net Income $ 100.3 $ 72.2 $ 28.1 38.9% Appendix

Income Tax Reconciliation 44 (Six Months Ended June 30) Appendix

Adjusted Non-GAAP Earnings 45 (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that were non- recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. (Six Months Ended June 30) Appendix

Balance Sheet 46Appendix Targeted debt to capitalization ratio of 50%-55% 53.6% Debt to Capitalization at March 31, 2021

Cash Flow 47Appendix Cash from operating activities decreased by $114.7 million primarily due to an $82.8 million increase in market purchases of supply during the February 2021 cold weather event resulting in an undercollection of supply costs from customers in the current period, and a refund of approximately $20.5 million to our FERC regulated wholesale customers in 2021.

Income Tax Reconciliation 48 (Six Months Ended June 30) Appendix

Qualified Facility Earnings Adjustment 49Appendix Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders. The $6.1 million improvement in 2021 is the result of a favorable adjustment of our electric QF liability (unrecoverable costs associated with the Public Utility Regulatory Policies Act of 1978 (PURPA) contracts as part of a 2002 stipulation with the MPSC and other parties) reflecting a $9.2 million gain in 2021, as compared with a $3.1 million gain for the same period in 2020, due to the combination of: • A $2.6 million favorable reduction in costs for the current contract year to record the annual adjustment for actual output and pricing, as compared with a $0.9 million favorable reduction in costs in the prior period; • A negative adjustment increasing the QF liability by $2.1 million reflecting annual actual contract price escalation, which was more than previously estimated, compared to a favorable adjustment of $2.2 million in the prior year due to lower actual price escalation; and • A favorable adjustment of approximately $8.7 million decreasing the QF liability due to a one-time change in contract terms.

Quarterly PCCAM Impacts 50Appendix In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

NWE Rate Base and Earnings Profile 51Appendix (1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver for earnings. The data to the left illustrates that NorthWestern only derives approximately 9-12% of earnings from its jointly owned coal generation rate base. Data as reported in our 2020 10-K Coal Generation Rate Base as a percentage of Total Rate Base

2020 System Statistics 52 Note: Statistics above are as of 12/31/2020 except for electric transmission for others which is 2019 data (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker (1) (2) Appendix

Experienced & Engaged Board of Directors 53 Britt E. Ide • Committees: Safety, Environmental, Technology and Operations, Human Resources • Independent • Director since April 2017 Anthony T. Clark • Committees: Nominating and Governance, Human Resources • Independent • Director since Dec. 2016 Dana J. Dykhouse • Chairman of the Board • Independent • Director since Jan. 2009 Jan R. Horsfall • Committees: Safety, Environmental, Technology and Operations (chair), Audit • Independent • Director since April 2015 Robert C. Rowe • Committees: None • CEO and President • Director since August 2008 Jeff W. Yingling • Committees: Nominating and Governance (Chair), Audit • Independent • Director since October 2019 Linda G. Sullivan • Committees: Audit (Chair), Safety, Environmental, Technology and Operations • Independent • Director since April 2017 Mahvash Yazdi • Committees: Human Resources (Chair), Safety, Environmental, Technology and Operations • Independent • Director since December 2019 Appendix

Strong Executive Team 54Appendix Robert C. Rowe • Chief Executive Officer • Current position since 2008 Heather H. Grahame • General Counsel and Vice President of Regulatory and Federal Government Affairs • Current position since 2010 Curtis T. Pohl • Vice President - Distribution • Current position since 2003 Brian B. Bird • President and Chief Operating Officer • Current position since 2021 (formerly Chief Financial Officer since 2003) Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Crystal D. Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer since 2020) John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Jeanne M. Vold • Vice President – Technology • Current Position since 2021 (former Business Technology Officer since 2012)

Our Commissioners 55Appendix

Non-GAAP Financial Measures (1 of 2) 56 These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. Appendix

Non-GAAP Financial Measures (2 of 2) 57 Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC. Appendix The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.

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